EXHIBIT 6
         to SCHEDULE 13D

                                SUPPORT AGREEMENT

         THIS SUPPORT AGREEMENT (this "Agreement") is made as of September 21, 2000, by and between Manugistics Group, Inc., a Delaware corporation ("Parent"), and the entity listed on the signature page hereto (the "Stockholder").

         WHEREAS, Talus Solutions, Inc., a Delaware corporation (the "Company"), Parent and Manu Acquisition Corp., a Delaware corporation ("Acquisition") and wholly owned subsidiary of Parent, have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Acquisition with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

         WHEREAS, as of the date hereof, the Stockholder beneficially owns the number of shares of capital stock ("Company Stock"), of the Company set forth opposite its name on SCHEDULE A attached hereto (such shares of Company Stock, together with any other shares of capital stock of the Company acquired by the Stockholder after the date hereof and during the term of this Agreement, by purchase, exercise of stock options or otherwise, collectively referred to herein as the "Subject Shares");

         WHEREAS, as of the date hereof, stockholders of the Company who have the authority and power to do so have approved by written consent the Merger, the Merger Agreement and the transactions contemplated thereby; and

         WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Stockholder enter into this Agreement pursuant to which the Stockholder shall, among other things, vote in favor of the Merger.

         NOW, THEREFORE, to induce Parent to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the promises and the representations, warranties and agreements contained herein, the parties agree as follows:

         Section 1. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER. The Stockholder hereby represents and warrants to Parent as of the date hereof in respect of itself as follows:

         (a) AUTHORITY. The Stockholder has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general principles of equity, including principles of good faith and fair dealing. Except as may be required under the H-S-R Act, under federal securities laws or the rules of the National Association of Securities Dealers, Inc., the execution and delivery of this Agreement does not and the compliance with the terms hereof will not (i) conflict with, result in any violation of, or constitute a (with or without notice of lapse of time or both) default under, any provision of any provisions of the Certificate of Incorporation, as amended, or bylaws of the Stockholder, or any material trust agreement, loan or credit agreement, bond, note, mortgage, indenture, lease or other contract or agreement applicable to the Subject Shares, (ii) require any filing with, or permit, authorization, consent or approval of, any federal, state or local government or any court, tribunal, administrative agency or commission or other governmental or regulatory authority or agency, domestic or foreign, or (iii) violate any judgment, order, writ, injunction, decree, law, statute, rule or regulation applicable to the Subject Shares.

         (b) THE SUBJECT SHARES. The Stockholder is the record and beneficial owner of, and has good and marketable title to, the Subject Shares set forth opposite its name on SCHEDULE A attached hereto, free and clear of any liens or other encumbrances whatsoever, except for such liens or encumbrances which do not affect the enforceability of this Agreement as identified on Schedule B attached hereto. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth opposite its name on SCHEDULE A attached hereto. The Stockholder has the sole right to vote such Subject Shares, and none of such Subject Shares is subject to any proxy, voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement.

         Section 2. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent hereby represents and warrants to the Stockholder that Parent has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against Parent in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general principles of equity, including principles of good faith and fair dealing. Except as may be required under the H-S-R Act, under federal securities laws or the rules of the National Association of Securities Dealers, Inc., the execution and delivery of this Agreement does not and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not (i) conflict with, result in any violation of, or constitute (with or without notice or lapse of time or both) default under, any provisions of the Certificate of Incorporation, as amended, or bylaws of Parent or any material trust agreement, loan or credit agreement, bond, note, mortgage, indenture, lease or other contract or agreement applicable to Parent or any of Parent's property or assets, (ii) require any filing with, or permit, authorization, consent or approval of, any federal, state or local government or any court, tribunal, administrative agency or commission or other governmental or regulatory authority or agency, domestic or foreign, or (iii) violate any judgment, order, writ, injunction, decree, law, statute, rule or regulation applicable to the Parent or any of the Parent's properties or assets.

         Section 3.        VOTING OF SHARES; PROXY.

         (a) Subject to the provisions of Section 3(b) below, the Stockholder agrees that, until the earlier of (i) the Effective Time (as defined in the Merger Agreement) or (ii) the date on which the Merger Agreement is terminated (the earlier thereof being referred to as the "Expiration Date"), without in any way limiting the Stockholder's right to vote the Subject Shares in its sole discretion on any other matters that may be submitted to a stockholder vote, consent or other approval (including by written consent), at any meeting of the stockholders of the Company called upon to vote upon the Merger, its approval or any recision or withdrawal of such approval, or at any adjournment thereof, or in any other circumstances upon which a vote, consent or other approval (including written consent) with respect to the Merger and the Merger Agreement is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares:

                  (i) in favor of the Merger, the approval and adoption by the Company of the Merger Agreement and approval of the other transactions contemplated by the Merger Agreement; and

                  (ii)     against any Competitive Proposal.

         (b) Contemporaneously with the execution hereof, at the request of Parent, the Stockholder, in furtherance of the transactions contemplated hereby and by the Merger Agreement, and in order to secure the performance by the Stockholder of its duties under this Agreement, has executed, in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law, and delivered to Parent, an irrevocable proxy in the form of Annex A hereto, and irrevocably appointed Parent or its designees, with full power of substitution, its attorney and proxy to vote, or, if applicable, to give consent with respect to, all of the Subject Shares in respect of any of the matters set forth in, and in accordance with the provisions of, clauses (i) and (ii) above of Section 3(a). The Stockholder acknowledges that the proxy executed and delivered by it is coupled with an interest, and constitutes, among other things, an inducement for Parent to enter into the Merger Agreement, shall be irrevocable and shall not be terminated by operation of law upon the occurrence of any event. Notwithstanding any provision contained in such proxy, such proxy shall terminate upon the Expiration Date.

         Section 4. COVENANTS OF THE STOCKHOLDER. The Stockholder covenants and agrees for the benefit of Parent that, until the Expiration Date, it will:

                  (a) subject to the provisions of Section 7 hereof, not sell, transfer, pledge, hypothecate, encumber, assign, tender or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition of, any of the Subject Shares or any interest therein;

                  (b) other than as expressly contemplated by this Agreement, not grant any powers of attorney or proxies or consents in respect of any of the Subject Shares, deposit any of the Subject Shares into a voting trust, enter into a voting agreement with respect to any of the Subject Shares or otherwise restrict the ability of the holder of any of the Subject Shares freely to exercise all voting rights with respect thereto; and

                  (c) not (i) solicit, initiate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a Competitive Proposal or (ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to a Competitive Proposal, or (iii) enter into a definitive agreement relating to a Competitive Proposal. The Stockholder shall immediately cease and cause to be terminated any existing activities, including discussions or negotiations with any parties, conducted heretofore with respect to any of the foregoing and will take reasonable steps to inform his agents and representatives of the obligations undertaken in this Section 4(c).

         Section 5. COVENANTS OF PARENT. Parent covenants and agrees for the benefit of the Stockholder that (a) immediately upon execution of this Agreement Parent shall enter into the Merger Agreement, and (b) until the Expiration Date, Parent shall use all reasonable efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement, consistent with the term and conditions of each such agreement; provided, however, that nothing in this Agreement is intended or shall it be construed, to limit or in any way restrict Parent's right or ability to exercise any of its rights under the Merger Agreement.

         Section 6. OPTION TO PURCHASE SUBJECT SHARES. The Stockholder agrees that in the event that, but only in the event that Stockholder breaches its obligations under Section 3(a) hereof, then in such event:

                  (a) Parent shall have the right and option ("Purchase Option") exercisable by Parent in accordance with Section 6(c) below at any time within sixty (60) days of the date of termination of the Merger Agreement (the "Option Period") to purchase and acquire from the Stockholder all or any part of the Subject Shares, for the Option Consideration provided in Section 6(b) below.

                  (b) The consideration payable by Parent for the Subject Shares ("Option Consideration") may be paid, at the election of Parent, in a combination of (i) cash and (ii) shares of Parent Common Stock, in accordance with (A) the cash price per share and (B) the share exchange ratio, respectively, set forth in SCHEDULE A hereto for each class of the Subject Shares (being, the equivalent price per share and exchange ratio applicable to each class of stock under the Merger Agreement); PROVIDED THAT all such shares of the Parent Common Stock constituting a part of the Option Consideration: (i) shall be registered or qualified under the Securities Act of 1933, as amended, and the shares of Parent Common Stock shall be freely resaleable by the Stockholder, and (ii) will be approved for quotation as of the date of the Option Closing (as defined below) on the NASDAQ.

                  (c) Parent may exercise its Purchase Option to purchase the Subject Shares, in whole or in part, at any time prior to the expiry of the Option Period, by providing written notice (the "Option Notice") to the Stockholder setting forth the number of each class of the Subject Shares that Parent wishes to purchase (the "Purchased Shares") and the aggregate Option Consideration (in shares of Parent Common Stock and cash) for such Purchased Shares.

                  (d) The closing of the purchase and sale of the Purchased Shares (the "Option Closing") shall be held at the offices of Parent on such date and at such time as Parent and the Stockholder shall mutually agree, but not later than ten (10) days after the date of the Option Notice. At the Option Closing, the Stockholder shall deliver to Parent the certificates representing the Purchased Shares to be sold by the Stockholder, duly endorsed for transfer, free and clear of any and all claims, liens and encumbrances, against payment by the Parent to the Stockholder of the aggregate Option Consideration for the Purchased Shares.

         Section 7. CERTAIN EVENTS. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Stock, or the acquisition of additional shares of Company Stock or by the Stockholder, the number of Subject Shares listed in SCHEDULE A beside the name of the Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Company Stock of the Company issued to or acquired by the Stockholder.

         Section 8. ASSIGNMENT. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of or the right and ability to vote the Subject Shares shall pass, whether by operation of law or otherwise, including the Stockholder's successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Stockholder, on the one hand, without the prior written consent of Parent nor by Parent, on the other hand, without the prior written consent of the Stockholder, except that each of Stockholder and Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly-owned subsidiary or affiliate of such party or any third party purchaser of the Subject Shares provided that the transferee expressly agrees to be bound by the provisions hereof. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         Section 9.        GENERAL PROVISIONS.

         (a) AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

         (b) NOTICE. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 10.1 of the Merger Agreement and to the Stockholder at its address set forth on the Company's stock ledger (or at such address for a party as shall be specified by like notice).

         (c) INTERPRETATION. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of or Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include, or

"including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

         (d) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party.

         (e)      ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement
(i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         (f) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

         Section 10. ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunctive relief to prevent any threatened breach of this Agreement. The parties hereto expressly agree that in any action arising from of any breach of this Agreement, the harmed party shall first seek injunctive relief to prevent such breach; provided, however, that in the event no injunctive relief is available or if such injunctive relief is insufficient to remedy such breach, then the harmed party may seek any other remedy to which it is entitled at law or in equity. Without limiting the generality of the foregoing, the parties hereto expressly agree that the obligations of the Stockholder set forth in
Section 3 and Section 6 hereof shall be subject to the foregoing provisions of this Section 10.

         Section 11. SEVERABILITY. In the event that any provisions of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with valid and enforceable provision that will achieve, to the fullest extent possible, the original intent of the parties.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                   PARENT:

                                   MANUGISTICS GROUP, INC.


                                   By:  /s/ Gregory J. Owens
                                        ---------------------------------------
                                        Name:     Gregory J. Owens
                                               --------------------------------
                                        Title:    President & Chief Executive
                                                  Officer
                                               --------------------------------



                                   STOCKHOLDER:

                                   GENERAL ATLANTIC PARTNERS 49, L.P.
                                   By:  General Atlantic Partners, LLC, its
                                        General Partner


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:  Matthew Nimetz
                                               --------------------------------
                                        Title: A Managing Member
                                               --------------------------------



                                   STOCKHOLDER:

                                   GENERAL ATLANTIC PARTNERS 57, L.P.
                                   By:  General Atlantic Partners, LLC, its
                                        General Partner


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:  Matthew Nimetz
                                               --------------------------------
                                        Title: A Managing Member
                                               --------------------------------

                                   STOCKHOLDER:

                                   GAP COINVESTMENT PARTNERS, L.P.



                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:  Matthew Nimetz
                                               --------------------------------
                                        Title: A General Partner
                                               --------------------------------


                                   STOCKHOLDER:

                                   GAP COINVESTMENT PARTNERS II, L.P.



                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:  Matthew Nimetz
                                               --------------------------------
                                        Title: A General Partner
                                               --------------------------------

                                   SCHEDULE A

                           Schedule of Share Ownership



                  Name of Stockholder:________________________


                                                                     SHARE
                                                 OPTION PRICE      EXCHANGE
     CLASS OF STOCK           NO. OF SHARES       PER SHARE          RATIO
-------------------------     -------------     -------------     ------------


Series A Voting Common         ___________        __________       ________


Series B Convertible Voting
         Preferred             ___________        __________       ________


Series C Convertible Voting
         Preferred             ___________        __________       ________

                                   SCHEDULE B

                        SCHEDULE OF LIENS OR ENCUMBRANCES

                                     ANNEX A
                                     -------

                                IRREVOCABLE PROXY
                                -----------------


         In order to secure the performance of the duties of the undersigned pursuant to that certain Support Agreement, dated as of September 21, 2000 (the "Support Agreement"), between the undersigned and Manugistics Group, Inc., a Delaware corporation, a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints ______________ and _______________, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned and in the name, place and stead of the undersigned, in respect of any of the matters set forth in clauses (i) and (ii) of Section 3 of the Support Agreement, to vote or, if applicable, to give written consent, in accordance with the provisions of said Section 3 and otherwise act (consistent with the terms of the Support Agreement) with respect to all shares of Capital Stock of Talus Solutions, Inc., a Delaware Corporation (the "Company"), owned by the undersigned, as set forth on SCHEDULE A to the Support Agreement (the "Subject Shares), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event. This Proxy shall operate to revoke any prior proxy as to the Subject Shares heretofore granted by the undersigned. This Proxy shall terminate on the Expiration Date, as defined in the Support Agreement. This Proxy has been executed in accordance with Section 212(e) of the Delaware General Corporate Law.


         Dated: September 21, 2000
                ------------------


                                   GENERAL ATLANTIC PARTNERS 49, L.P.
                                   By:  General Atlantic Partners, LLC, its
                                        General Partner


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:  Matthew Nimetz
                                               --------------------------------
                                        Title: A Managing Member
                                               --------------------------------

                                     ANNEX A
                                     -------

                                IRREVOCABLE PROXY
                                -----------------


         In order to secure the performance of the duties of the undersigned pursuant to that certain Support Agreement, dated as of September 21, 2000 (the "Support Agreement"), between the undersigned and Manugistics Group, Inc., a Delaware corporation, a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints ______________ and _______________, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned and in the name, place and stead of the undersigned, in respect of any of the matters set forth in clauses (i) and (ii) of Section 3 of the Support Agreement, to vote or, if applicable, to give written consent, in accordance with the provisions of said Section 3 and otherwise act (consistent with the terms of the Support Agreement) with respect to all shares of Capital Stock of Talus Solutions, Inc., a Delaware Corporation (the "Company"), owned by the undersigned, as set forth on SCHEDULE A to the Support Agreement (the "Subject Shares), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event. This Proxy shall operate to revoke any prior proxy as to the Subject Shares heretofore granted by the undersigned. This Proxy shall terminate on the Expiration Date, as defined in the Support Agreement. This Proxy has been executed in accordance with Section 212(e) of the Delaware General Corporate Law.


         Dated:  September 21, 2000
                 ------------------


                                   GENERAL ATLANTIC PARTNERS 57, L.P.
                                   By:  General Atlantic Partners, LLC, its
                                        General Partner


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:  Matthew Nimetz
                                               --------------------------------
                                        Title: A Managing Member
                                               --------------------------------

                                     ANNEX A
                                     -------

                                IRREVOCABLE PROXY
                                -----------------


         In order to secure the performance of the duties of the undersigned pursuant to that certain Support Agreement, dated as of September 21, 2000 (the "Support Agreement"), between the undersigned and Manugistics Group, Inc., a Delaware corporation, a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints ______________ and _______________, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned and in the name, place and stead of the undersigned, in respect of any of the matters set forth in clauses (i) and (ii) of Section 3 of the Support Agreement, to vote or, if applicable, to give written consent, in accordance with the provisions of said Section 3 and otherwise act (consistent with the terms of the Support Agreement) with respect to all shares of Capital Stock of Talus Solutions, Inc., a Delaware Corporation (the "Company"), owned by the undersigned, as set forth on SCHEDULE A to the Support Agreement (the "Subject Shares), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event. This Proxy shall operate to revoke any prior proxy as to the Subject Shares heretofore granted by the undersigned. This Proxy shall terminate on the Expiration Date, as defined in the Support Agreement. This Proxy has been executed in accordance with Section 212(e) of the Delaware General Corporate Law.


         Dated:  September 21, 2000
                 ------------------


                                   GAP COINVESTMENT PARTNERS, L.P.


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:  Matthew Nimetz
                                               --------------------------------
                                        Title: A General Partner
                                               --------------------------------

                                     ANNEX A
                                     -------

                                IRREVOCABLE PROXY
                                -----------------


         In order to secure the performance of the duties of the undersigned pursuant to that certain Support Agreement, dated as of September 21, 2000 (the "Support Agreement"), between the undersigned and Manugistics Group, Inc., a Delaware corporation, a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints ______________ and _______________, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned and in the name, place and stead of the undersigned, in respect of any of the matters set forth in clauses (i) and (ii) of Section 3 of the Support Agreement, to vote or, if applicable, to give written consent, in accordance with the provisions of said Section 3 and otherwise act (consistent with the terms of the Support Agreement) with respect to all shares of Capital Stock of Talus Solutions, Inc., a Delaware Corporation (the "Company"), owned by the undersigned, as set forth on SCHEDULE A to the Support Agreement (the "Subject Shares), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event. This Proxy shall operate to revoke any prior proxy as to the Subject Shares heretofore granted by the undersigned. This Proxy shall terminate on the Expiration Date, as defined in the Support Agreement. This Proxy has been executed in accordance with Section 212(e) of the Delaware General Corporate Law.


         Dated:  September 21, 2000
                 ------------------


                                   GAP COINVESTMENT PARTNERS II, L.P.


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:  Matthew Nimetz
                                               --------------------------------
                                        Title: A General Partner
                                               --------------------------------